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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                February 28, 1997



      AMRESCO Residential Securities Corporation Mortgage Loan Trust 1996-5
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             (Exact name of registrant as specified in its charter)





            New York                      333-08687             13-3925682
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 (State or Other Jurisdiction of      (Commission File       (I.R.S. Employer
         Incorporation)                    Number)         Identification No.)



            c/o The Chase Manhattan Bank
                450 West 33rd Street
                 New York, New York                              10001
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      (Address of Principal Executive Offices)                 (Zip Code)



        Registrant's telephone number, including area code (212) 946-8600


                                       N/A
          (Former name or former address, if changed since last report)

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Item 2.  Acquisition or Disposition of Assets
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Description of the Conveyance of Subsequent Mortgage Loans

         On February 28, 1997 and March 10, 1997, AMRESCO Residential Securities Corporation Mortgage Loan Trust 1996-5 (the "Trust") acquired $83,016,531.06 and $5,670,263, respectively, of Subsequent Mortgage Loans pursuant to the terms of the Pooling and Servicing Agreement dated as of December 1, 1996, between AMRESCO Residential Capital Markets, Inc., as Seller, AMRESCO Residential Securities Corporation, as Depositor, Option One Mortgage Corporation and Advanta Mortgage Corp. USA, as Servicers and The Chase Manhattan Bank, in its capacity as Trustee, a Subsequent Transfer Agreement among AMRESCO Residential Capital Markets, Inc., as Seller, AMRESCO Residential Securities Corporation, as Depositor and the Trust, as purchaser, dated February 28, 1997 and a Subsequent Transfer Agreement among AMRESCO Residential Capital Markets, Inc., as Seller, AMRESCO Residential Securities Corporation, as Depositor and the Trust, as purchaser, dated March 10, 1997. The Subsequent Mortgage Loans possess the characteristics required by the Prospectus dated August 16, 1996 and the Prospectus Supplement dated December 4, 1996, filed pursuant to Rule 424(b)(5) of the Act on December 17, 1996. The Schedules of Subsequent Mortgage Loans are attached to the Subsequent Transfer Agreements.



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)      Not applicable

(b)      Not applicable

(c)      Exhibits:

         10.1 Subsequent Transfer Agreement dated as of February 28, 1997, among AMRESCO Residential Securities Corporation, as Depositor, AMRESCO Residential Capital Markets, Inc., as Seller and AMRESCO Residential Securities Corporation Mortgage Loan Trust 1996-5 as the Purchaser.

         10.2 Subsequent Transfer Agreement dated as of March 10, 1997, among AMRESCO Residential Securities Corporation, as Depositor, AMRESCO Residential Capital Markets, Inc., as Seller and AMRESCO Residential Securities Corporation Mortgage Loan Trust 1996-5 as the Purchaser.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         By:   AMRESCO Residential Securities Corporation, as
                                Depositor



                               By:  /s/Ronald B. Kirkland
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                                    Name:    Ronald B. Kirkland
                                    Title:   Vice President and Chief Accounting
                                              Officer

Dated:   March 12, 1997